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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report  April 15, 1999
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             First Union Real Estate Equity and Mortgage Investments
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             (Exact name of registrant as specified in its charter)

          Ohio                          1-6249                   34-6513657
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State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
                                                             Identification No.)

     Suite 1900, 55 Public Square
            Cleveland, Ohio                                  44113-1937
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:        (216) 781-4030
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Former name or former address, if changed since last report.




Total number of pages in report 2.





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ITEM 5.  OTHER EVENTS
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         The registrant has entered into contracts to sell nine shopping centers, one office building and eight apartment complexes. The registrant has sold a shopping center in February 1999 and two office buildings in March 1999 and April 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         a)       Financial Statements
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                  Not applicable.

         b)       Proforma Financial Information
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                           The Proforma Combined Balance Sheet of the registrant
                  as of December 31, 1998, attached hereto as Exhibit 99.1, and the Proforma Combined Statement of Operations for the year ended December 31, 1998, attached hereto as Exhibit 99.2, reflects proforma adjustments to the registrant's historical financial statements assuming the sale of nine shopping centers, eight apartment complexes and an office building which are under contract to be sold and the completed sales of two office buildings and a shopping center.

                           The Proforma Combined Statement of Operations for the
                  year ended December 31, 1998 is not necessarily indicative of the actual results that would have occurred had the property sales been consummated at the beginning of the respective periods or of future operations of the registrant. The Proformas do not take into consideration the increase in the registrant's liquidity or possible uses of those funds.

                           These statements should be read in conjunction with
                  the Notes to Proforma Financial Statements.

         c)       Exhibits
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                  99.1) Proforma Combined Balance Sheet as of December 31, 1998

                  99.2) Proforma Combined Statement of Operations for the
                        Twelve Months ended December 31, 1998.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          First Union Real Estate Equity
                                             and Mortgage Investments
                                             ------------------------
                                                   (Registrant)



Date:    April 15, 1999                   By:/S/  Gregory C. Scott
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                                                  Gregory C. Scott
                                                  Controller